M2i MINERALS METALS INITIATIVE

M2i Global, Inc.
An Introduction
(Stock symbol: MTWO)

Incline Village, Nevada

September 2024

Disclaimer

This presentation is being provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of M2i Global, Inc.'s (the "Company" or "M2i") securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company's securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request.

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements about its growth and market potential, ability to generate revenue, potential to dominate markets, and user growth. These statements may be identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward- looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements.

Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in our filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

The Challenge

The U.S. and its partners lack **secure and reliable** access and availability to critical minerals & metals necessary for the military industrial complex and economic **growth** due to global supply chain **imbalance** and market instability.



What is Needed

Assured access for the U.S. and its partners to critical minerals & metals.

M2i

Our Vision

To secure reliable access to critical minerals and metals **for the U.S., its allies, and partners**

Our Mission

M2i Global Inc. (M2i) plans to be a Critical Minerals & Metals Technology Company that leverages emerging technologies through public/private partnerships (3Ps) to deliver critical minerals and metals for U.S. National Defense and Economic Security.

Strategy


Engineering
Research
Services
focused on
Scrap & Recycling
Mining, Processing, & Refining
Government & Defense Industrial Base
to create
New Minerals & Metals Access
Partnerships with Government, Industry, & Academia
Strategic Mineral Reserve
by
Leveraging Emerging Technologies
to achieve
Assured access for the U.S., Allies & Partners to CRITICAL MINERALS & METALS

Executive Leadership



Douglas Cole
Executive Chairman

Douglas Cole is Executive Chairman of M2i Global, Inc. and brings over 44 years experience in Sales, Marketing, and Leadership roles, having run over 8 Public and Private Companies. He has focused all of his time on Global Development of Start-up companies and turnarounds and has raised millions of dollars for his companies.

As a Private and Public Chairman, CEO and board member, he has expanded every company he has been involved with, leveraging relationships globally. He has spoken at many Major Industry Conferences throughout his career.

Since 1995, Doug has been CEO of several Public Companies and has delivered as a turnaround expert. He has provided insight and leadership as a board member of US and globally focused companies.

Doug is a 1978 Graduate of the University of California, Berkeley, with a BA in Letters and Science. He was a member of Cal's Rugby team and has remained active with the University of California ever since.



Major General (Ret) Alberto C. Rosende
President & CEO

Alberto C. Rosende is President & CEO of M2i Global Inc. Maj. Gen. (Ret) Alberto Rosende is a results-focused and transformational senior leader. He has over 37 years of command and operational experience in the Army, and 30 years of experience in the global payments industry.

Al's military career included duty in the U.S., Afghanistan, Kuwait, and Iraq, retiring in 2021. In his final assignment, Al served as the Commanding General, 63d Readiness Division, responsible for facilities, human resources support, and general maintenance and storage of equipment in a seven-state region of the Southwest United States, from Arkansas to California. In his civilian career, Al worked for two of the largest global payment brands, Visa and American Express, where he consulted directly with client banks and payment processors in the Latin America and Caribbean Region

Al holds a B.S. Degree in Business Administration from Nova Southeastern University, an M.S. degree in National Resource Strategy from the Eisenhower School of National Security and Resource Strategy of the National Defense University, and an M.A. in Education and Human Development from The George Washington University.

Our Structure


Ecosystem Partners
Executive Chairman
Board of Directors
President & CEO
COO
CFO
Vice President
Scrap & Recycling
Vice President
Mining, Processing, & Refining
Vice President
Government & Defense Industrial Base

Scrap & Recycling





Strategy

Acquire multiple scrap and recycling, businesses of non-ferrous metals

Target family run businesses with no succession plan

Enhancing Infrastructure

Expand processing capabilities with advanced equipment

Creating a Comprehensive Package

Develop a mill and smelter-ready package

Maximizing Margins and Efficiency

Increase margins by bypassing brokers and middlemen

Enhanced Logistics

Strategic Network of facilities enabling better support to the Defense Industrial Base

In house capabilities to move and store large quantiles of materials

M2i

Scrap & Recycling Potential Targets





Nevada
- Scrap & Recycling Yard
- 80 years in business
- Revenue streams from recycling and new metal sales
- Current revenue is $3.5M, growth projection estimated to grow to $6M in first year, and $8.3M in year 2
- Active rail spur

Nevada
- Advanced lead acid battery recycling technology joint venture
- License technology
- Build/operate a 25,000 metric ton annual capacity plant
- Initiate 25 metric tons daily with one shift, generating $34M annual revenue, $10M net in first full year (one shift)
- Technology reduces carbon footprint by 85%, waste by over 90%, and upcycles energy density in leady acid by 40% versus conventional process
- DPA Title III funding proposal for pilot ($5M) and Prototype ($15M)

Arizona
- Greater Phoenix area
- Acquisition of scrap yard and non-ferrous metals processing business generating $100M in revenue per year
- Existing facilities located on 16-acres, including multiple buildings exceeding 100,000 square feet

M2i

Mining, Processing, & Refining





Strategy

Acquire abandoned mines, processing, and refining facilities for primary minerals and metals

Abandoned Mine Lands (AMLs)

Select AMLs rich in critical minerals with low environmental risk

- Exploit existing mine tailings for metals of interest
- Establish or revitalize on-site processing capabilities
- Demonstrate environmental stewardship and sustainability

Partnerships

Establish partnerships with:

- Mining, processing, and refining companies
- Mineral and metal traders
- Bureau of Land Management
- Select university mining schools

Logistics

Strategic Network of facilities enabling better support to the Defense Industrial Base.
In house capabilities to move and store large quantities of materials

Sustainable Mining, Processing & Refining







Sustainable Mining

- Partnering with Federal Bureau of Land Management to identify viable Abandoned Mine Lands (AMLs) in Nevada and Arizona
- Planning to partner with Academia:
  - NV: Univ. of NV Reno
  - AZ: ASU and Univ. of AZ
- Pursuing Government funding (approx. $10-$20M) to conduct characterization and geo-economic feasibility study of AMLs
- Seekiing to close acquisition of 1 AML in each state by 2025

Processing & Refining

- Working with Academic partners to identify, bench test, and pilot new technology for commercialization of sustainable processing and refining of critical minerals at AMLs and/or other locations
- Expect to acquire or finalize partnership(s) in 2024/25
- Planning to pursue Government funding of approx. $30-$60M to build or enhance processing and/or refining facilities
- Tailings focus on:
  - AZ: Cu, Zn, Co, Ca, Li, REEs;
  - NV: Co, Cu, Ni, Mo, Mn, Sb, and Graphite among others

Tracing Minerals

- Establishes provenance of minerals throughout supply chain to industry use
- Supports the developing U.S. and Mineral Strategic Partnership high ESG requirements

Government & Defense Industrial Base



Strategy

Develop & maintain relationships at all levels of Government and within the Defense Industrial Base.

Funding

Position M2i to secure government funding (contracts, grants, and loans) to strengthen and rebuild the domestic minerals and metals supply chain

Public Private Partnerships (P3s)

Establish P3s with government, industry, and academic partners to:

- strengthen domestic industrial capacity to eliminate foreign dependence of the minerals and metals supply chain
- commercialize new technology
- develop minerals and metals industrial workforce

Strategic Minerals Reserve

Expand the resiliency of the critical minerals and metals supply chain beyond the capability of the National Defense Stockpile

M2i

Government & Defense Industrial Base





Consulting Services

- Provide minerals and metals industry subject matter expertise (SME) to Government and industry
- Provide policy input to Congressional members and staff

Appropriated Funding

- Initial $2.5M appropriation in the 2024 DOD budget to execute pilot demonstration of the Strategic Mineral Reserve
- Proposing $10M funding in 2025 to demonstrate tracking and tracing technology application pilot
- Establishes source verification of minerals and allows for transparency throughout supply chain to industry use
- Supports with developing U.S. and partner nation regulatory and ESG requirements

Additional Government Programs

- Preparing multiple proposals to Defense Logistics Agency's (DLA) totaling $66.4M.
- Developing $10M proposal to Dept. of Energy to demonstrate/validate clean technology for new lead acid battery (LAB) recycling
- Pursuing DOD metal recycling contracts at multiple military installations with potential value $10-20M.

M2i

M2i & Reforme Group, Australia, form Joint Venture

Reforme Group, Australia

- Innovative Australian Mining and Services Company with more than 80 years of consolidated experience
- Projects in Western Australia and Northern Territory (over 260,000 hectares)
- Over 17 Strategic partners



Specializing in:

Operating mining projects at the forefront of trends that are shaping the future

Innovative mining solutions

Research and development

More Information on Reforme Group at:
https://www.reformegroup.com

Joint Venture: The Quadrangle Project





A collaboration between M2i and the Reforme Group to leverage industrial and technical expertise in the areas of mining, processing, offtake contracts, transportation, and delivery of minerals and metals

- Identifies and sources critical minerals opportunities for the U.S.
- Leverages technologies, including AI, to accurately process and sort critical minerals, reducing time and costs
- Leverages Reforme Groups mining and processing expertise to assist M2i in its global mission
- First mover to take advantage of the Climate, Critical Minerals and Clean Energy Transformation Compact (US/Australia)

M2i Partners with Nova Terra, Australia

- Not-for-profit, collaborative research organization
- Brings a powerful network across industry and academia to commercialize solutions to real world problems
- Projects that align with government priorities in critical and strategic materials
- Agreements in place with strategic universities support and de-risk advanced R&D programs



M2i

MINERALS METALS INITIATIVE

Check out website for updates and video: www.M2i.global